UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2015

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32318	73-1567067
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OK	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	2015 Long-Term Incentive Plan

As further described under Item 5.07 below, Devon Energy Corporation (“Devon”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) on June 3, 2015. At the Annual Meeting, Devon’s stockholders approved the Devon Energy Corporation 2015 Long-Term Incentive Plan (the “2015 LTIP”). Devon’s Board of Directors (the “Board”) previously approved the 2015 Plan, subject to stockholder approval at the Annual Meeting. The effective date of the 2015 LTIP is June 3, 2015.

The 2015 LTIP is an omnibus incentive plan that provides for the grant of options, stock appreciation rights, restricted stock, restricted stock units, Canadian restricted stock units, performance units, and performance-based awards to eligible participants. The 2015 LTIP replaces Devon’s 2009 Long-Term Incentive Plan (as amended, the “2009 Plan”). From and after the effective date of the 2015 LTIP, no further awards may be made under the 2009 Plan; however, awards previously granted under the 2009 Plan will continue to be governed by the terms of the documents for such awards.

Subject to the terms of the 2015 Plan, awards may be made under the 2015 Plan for a total of 28 million shares of Devon common stock, plus the number of shares of Devon common stock available for issuance under the 2009 Plan, including the shares of Devon common stock subject to outstanding awards under the 2009 Plan in accordance with Section 1.3(a) of the 2015 Plan. The 2015 Plan also includes the following award limits:

•	the maximum number of shares that may be awarded in the form of options or stock appreciation rights to an employee in any calendar year is 800,000;

•	the maximum number of shares that may be awarded in the form of restricted stock awards, performance units, restricted stock units, and Canadian restricted stock units to an employee in any calendar year is 400,000;

•	the maximum number of shares that may be awarded in the form of restricted stock awards, or restricted stock units to a non-employee director in any calendar year is 15,000;

•	the maximum number of shares that may be awarded in the form of non-qualified stock options or stock appreciation rights to a non-employee director in any calendar year is 30,000; and

•	the maximum number of shares that may be awarded as incentive stock options is 25.5 million shares.

The Compensation Committee of the Board may determine that a restricted stock award, restricted stock unit, Canadian restricted stock unit, or performance unit granted to an employee will be considered “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended. As determined by the Compensation Committee, either the granting or vesting of such awards will be based on the achievement of objectively determinable performance goals that are based on one or more of the following business criteria, individually or in combination, with respect to one or more business units or Devon and its subsidiaries as a whole: earnings; earnings per share (actual or targeted growth); earnings before interest and taxes; pretax earnings before interest, depreciation, amortization, exploration and abandonment costs; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items or operating income; revenues; sales; debt level; cost reduction targets; interest-sensitivity gap levels; cash flow (including but not limited to free cash flow, net cash flow, net cash flow before financing activities, cash flow from operations, increase in cash flow return); capital expenditures; weighted average cost of capital; debt/proved reserves; net income or gross income (including but not limited to income after capital costs and income before or after taxes); operating income; expense; working capital; operating or profit margin; pre-tax margin;

contribution margin; return factors (including, but not limited to return on equity, capital employed, or investment; risk adjusted return on capital; return on investors’ capital; return on average equity; return on assets; and return on net assets); book value; operating expenses (including, but not limited to lease operating expenses, severance taxes and other production taxes, gathering and transportation and general and administrative costs); unit costs; net borrowing, debt leverage levels, credit quality, or debt ratings; accomplishment of mergers, acquisitions, dispositions, or similar business transactions (including, but not limited to acquisition goals based on value of assets acquired or similar objectives); debt to debt plus stockholder equity; debt to EBIT or EBITDA; interest coverage; total stockholder return; comparative stockholder return; market price per share; book value per share; net asset value per share; growth measures; debt to total capitalization ratio; asset quality levels; investments; economic value added; stock price appreciation; market capitalization; accounts receivables day sales outstanding; accounts receivables to sales; achievement of balance sheet or income statement objectives; market share; assets; asset sale targets; non-performing assets; satisfactory internal or external audits; improvement of financial ratings; charge-offs; regulatory compliance; employee retention/attrition rates; individual business objectives; risk management activities, corporate value measures which may be objectively determined (including ethics, compliance, environmental, diversity commitment, and safety); amount of the oil and gas reserves; costs of finding oil and gas reserves; reserve replacement ratio, reserve additions, or other reserve level measures; drilling results; natural gas and/or oil production, production and reserve growth; implementation or completion of critical projects or processes; production volume; sales volume; production efficiency; inventory to sales; and inventory turns.

A description of the material terms and conditions of the 2015 LTIP is provided on pages 81-90 of Devon’s Notice of 2015 Annual Meeting of Stockholders and Proxy Statement filed with the Securities and Exchange Commission on April 21, 2015, as amended on May 4, 2015 (the “Proxy Statement”), and the full text of the 2015 LTIP is included as Exhibit 99.1 to Devon’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on June 3, 2015, which description and text are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on Wednesday, June 3, 2015. In connection with the Annual Meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934, as amended. The following are the voting results for the items of business considered and voted upon at the Annual Meeting, all of which were described in the Proxy Statement.

1.	The stockholders elected each of Devon’s nine nominees to serve on the Board for a one-year term. The vote tabulation with respect to the nominees is as follows:

NOMINEE	VOTES FOR	AUTHORITY WITHHELD	BROKER NON-VOTES
Barbara M. Baumann	282,100,199	2,280,425	43,126,392
John E. Bethancourt	282,242,728	2,137,896	43,126,392
Robert H. Henry	255,410,629	28,969,995	43,126,392
Michael M. Kanovsky	260,020,301	24,360,323	43,126,392
Robert A. Mosbacher, Jr.	280,333,587	4,047,037	43,126,392
J. Larry Nichols	281,268,192	3,112,432	43,126,392
Duane C. Radtke	281,958,997	2,421,627	43,126,392
Mary P. Ricciardello	282,283,995	2,096,629	43,126,392
John Richels	273,587,847	10,792,777	43,126,392

2.	The Board proposal for an advisory (non-binding) vote on the compensation of our named executive officers was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
265,135,842	18,187,961	1,056,821	43,126,392

3.	The appointment of KPMG LLP as Devon’s independent auditors for 2015 was ratified. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
325,078,975	1,815,895	612,146	—

4.	The proposal for the adoption of the 2015 LTIP was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
261,598,351	22,028,269	754,004	43,126,392

5.	The stockholder proposal for the adoption of a “proxy access” bylaw was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
164,798,024	118,618,598	964,002	43,126,392

6.	The stockholder proposal for a report on lobbying activities related to energy policy and climate change was not approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
50,949,242	212,997,467	20,433,915	43,126,392

7.	The stockholder proposal for a report disclosing lobbying policy and activity was not approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
85,081,702	191,257,373	8,041,549	43,126,392

8.	The stockholder proposal for a report on plans to address climate change was not approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
63,476,093	209,890,417	11,014,114	43,126,392

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1*	Devon Energy Corporation 2015 Long-Term Incentive Plan (filed as Exhibit 99.1 to the Registration Statement on Form S-8 of Devon, File No. 333-204666).

*	Incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Carla D. Brockman
Carla D. Brockman
Vice President Corporate Governance and Secretary

Date: June 5, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Devon Energy Corporation 2015 Long-Term Incentive Plan (filed as Exhibit 99.1 to the Registration Statement on Form S-8 of Devon, File No. 333-204666).

*	Incorporated herein by reference.